Exhibit 4.2

SUPPLEMENTAL INDENTURE

RELATED TO THE ASSUMPTION

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of March 27, 2015, among VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the British Columbia Business Corporations Act (the “Company”), the Note Guarantors party hereto (the “Guarantors”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized under the laws of the United States, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS VRX ESCROW CORP., a corporation organized under the federal laws of Canada (the “Escrow Issuer”) has heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of March 27, 2015, providing for the issuance of the Escrow Issuer’s 5.375% Senior Notes due 2020 (the “2020 Notes”), 5.875% Senior Notes due 2023 (the “2023 Notes”), 4.50% Senior Notes due 2023 (the “Euro Notes”) and 6.125% Senior Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes, the 2023 Notes and the Euro Notes, the “Notes”), initially in the aggregate principal amount of $2,000,000,000 in respect of the 2020 Notes, in the aggregate principal amount of $3,250,000,000 in respect of the 2023 Notes, in the aggregate principal amount of €1,500,000,000 in respect of the Euro Notes and in the aggregate principal amount of $3,250,000,000 in respect of the 2025 Notes;

WHEREAS pursuant to Section 9.1 of the Indenture, the Trustee, the Company and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Assume Obligations. Effective upon the Escrow Release, the Company hereby agrees to unconditionally assume the Escrow Issuer’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of the Escrow Issuer under the Indenture.

3. Agreement to Guarantee. Effective upon the Escrow Release, the Guarantors agree, jointly and severally, to unconditionally guarantee the Company’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Note Guarantor under the Indenture.

4. Notices. All notices or other communications to the Company shall be given as provided in Section 11.2 of the Indenture.

5. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Release of Obligations of Escrow Issuer. Effective upon the Escrow Release and the execution of this Supplemental Indenture, the Escrow Issuer is automatically released and discharged from all obligations under the Indenture and the Notes, without any further action on the part of the Escrow Issuer or the Trustee.

7. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

8. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Guarantors and not of the Trustee.

9. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

COMPANY GUARANTORS:

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

OBAGI MEDICAL PRODUCTS, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

[Signature Page to Supplemental Indenture]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

[Signature Page to Supplemental Indenture]

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director (please print)

[Signature Page to Supplemental Indenture]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Ltd (ACN 003 982 161)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Supplemental Indenture]

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Supplemental Indenture]

Signed by
Ganehill Pty Ltd (ACN 065 261 538)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Supplemental Indenture]

Signed by
Bausch & Lomb (Australia) Pty Ltd (ACN: 000 650 251)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Linda A. LaGorga	/s/ Ling Zeng
Signature of director	Signature of director/secretary

Linda A. LaGorga	Ling Zeng
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Supplemental Indenture]

HYTHE PROPERTY INCORPORATED

By:	/s/ Mauricio Zavala
	Name:	Mauricio Zavala
	Title:	Assistant Secretary

[Signature Page to Supplemental Indenture]

VALEANT INTERNATIONAL BERMUDA

By:	/s/ Graham Jackson
	Name:	Graham Jackson
	Title:	Director

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Peter McCurdy
	Name:	Peter McCurdy
	Title:	President and Assistant Secretary

[Signature Page to Supplemental Indenture]

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Marcelo Noll Barboza
	Name:	Marcelo Noll Barboza
	Title:	Officer

By:	/s/ Guilherme Maradei
	Name:	Guilherme Maradei
	Title:	Officer

[Signature Page to Supplemental Indenture]

IOLAB CORPORATION

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Treasurer

[Signature Page to Supplemental Indenture]

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Vice President and Treasurer

ISTA PHARMACEUTICALS, LLC

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

VRX HOLDCO, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

VALEANT CANADA GP LIMITED

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief Financial Officer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Vice President

[Signature Page to Supplemental Indenture]

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

VALEANT BIOMEDICALS, INC.

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

BIOVAIL AMERICAS CORP.

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Supplemental Indenture]

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
	Name:	Linda LaGorga
	Title:	General Manager

BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
	Name:	Linda LaGorga
	Title:	General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
	Name:	Linda LaGorga
	Title:	General Manager

CHAUVIN OPSIA S.A.S.

By:	/s/ Linda A. LaGorga
	Name:	Linda LaGorga
	Title:	General Manager

[Signature Page to Supplemental Indenture]

VALEANT PHARMA HUNGARY LLC

By:	/s/ István Langer
	Name:	István Langer
	Title:	Managing Director

VALEANT PHARMA HUNGARY LLC

By:	/s/ Zoltán Gábor
	Name:	Zoltán Gábor
	Title:	Managing Director

[Signature Page to Supplemental Indenture]

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Graham Jackson
	Name:	Graham Jackson
	Title:	Director

VALEANT HOLDINGS IRELAND

By:	/s/ Graham Jackson
	Name:	Graham Jackson
	Title:	Director

[Signature Page to Supplemental Indenture]

B.L.J. COMPANY, LTD.

By:	/s/ Ian Dolling
	Name:	Ian Dolling
	Title:	Representative Director and President

[Signature Page to Supplemental Indenture]

AB SANITAS

By:	/s/ Karol Michalak
	Name:	Karol Michalak
	Title:	General Manager

[Signature Page to Supplemental Indenture]

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Giuseppe di Modica
	Name:	Giuseppe di Modica
	Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Giuseppe di Modica
	Name:	Giuseppe di Modica
	Title:	Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Giuseppe di Modica
	Name:	Giuseppe di Modica
	Title:	Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Giuseppe di Modica
	Name:	Giuseppe di Modica
	Title:	Manager

[Signature Page to Supplemental Indenture]

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

VALEANT EUROPE B.V.

By:	/s/ Robert Meijer
	Name:	Robert Meijer
	Title:	Attorney-in-Fact

BAUSCH & LOMB B.V.

By:	/s/ Robert Meijer
	Name:	Robert Meijer
	Title:	Attorney-in-Fact

BAUSCH + LOMB OPS B.V.

By:	/s/ Robert Meijer
	Name:	Robert Meijer
	Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-in-Fact

VALEANT SP.Z O. O.

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-in-Fact

VP VALEANT SP. Z O.O.SP.J.

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-in-Fact

VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-in-Fact

[Signature Page to Supplemental Indenture]

PHARMASWISS D.O.O., BEOGRAD

By:	/s/ Dejan Antonić
	Name:	Dejan Antonić
	Title:	General Manager

(corporate stamp)

[Signature Page to Supplemental Indenture]

PHARMASWISS D.O.O.

By:	/s/ Senahil Asanagić
	Name:	Senahil Asanagić
	Title:	Director

[Signature Page to Supplemental Indenture]

INOVA PHARMACEUTICALS PROPRIETARY LIMITED

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Director

[Signature Page to Supplemental Indenture]

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
	Name:	Matthias Courvoisier
	Title:	Director

[Signature Page to Supplemental Indenture]

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorga in the presence of:

/s/ Kaleena Nguyen
Name of witness: Kaleena Nguyen
Address:
Occupation:

[Signature Page to Supplemental Indenture]

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
	Name:	Linda A. LaGorga
	Title:	Director

[Signature Page to Supplemental Indenture]

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS NEW ZEALAND LIMITED	) )	/s/ Howard Schiller		/s/ Robert R. Chai-Onn

		Name:	Howard Schiller	Name:	Robert R. Chai-Onn
		Title:	Director	Title:	Director

[Signature Page to Supplemental Indenture]

INOVA PHARMACEUTICALS (SINGAPORE) PTE LIMITED

By:	/s/ Howard Schiller
	Name:	Howard Schiller
	Title:	Director

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Jonathan Glover
	Name:	Jonathan Glover
	Title:	Vice President

[Signature Page to Supplemental Indenture]

Acknowledged and Agreed by:

VRX ESCROW CORP.

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]